UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K
                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) November 27, 2006


                           FITTIPALDI LOGISTICS, INC.
                           --------------------------
             (Exact name of registrant as specified in its charter)


                 Nevada                 000-25753                87-0449667
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     (State or other jurisdiction      (Commission             (IRS Employer
            of incorporation)          File Number)          Identification No.)

                903 Clint Moore Road, Boca Raton, Florida 33487
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               (Address of principal executive offices) (Zip Code)

        Registrant's telephone number, including area code 561-998-7557
                                                           ------------

           ----------------------------------------------------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

         [  ]  Written communications pursuant to Rule 425 under the Securities
               Act (17 CFR 230.425)

         [  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange
               Act (17 CFR 240.14a-12)

         [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

         [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03  Amendments to Articles of Incorporation or Bylaws; Change in
           Fiscal Year

         By unanimous consent of the Board of Directors of the Company, the Bylaws of the Company were amended effective November 27, 2006. A copy of the amended Bylaws are included as an exhibit to this filing.

Item 9.01 Financial Statements and Exhibits.

(b)      Exhibits

         99.1  Bylaws of Fittipaldi Logistics, Inc.





                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               POWER2SHIP, INC.


Date:  November 30, 2006                       By:  /s/ David S. Brooks
                                                    -------------------
                                                    David S. Brooks,
                                                    Chief Executive Officer